                                                                   EXHIBIT 10.39

                                 KELLOGG COMPANY
                             Battle Creek, Michigan
                                 FIRST AMENDMENT
                                     To The
                                 KELLOGG COMPANY
                           KEY EXECUTIVE BENEFITS PLAN

      The undersigned, being the Chairman and Chief Executive Officer of KELLOGG COMPANY, a Delaware Corporation with its principal office located at One Kellogg Square, Battle Creek, Michigan, 49016-3599 (hereinafter referred to as the "Company"), hereby adopts the following Resolutions:

      WHEREAS, on April 20, 1990, the Company adopted the Kellogg Company Key Executive Benefits Plan (hereinafter referred to as the "Plan"); and

      WHEREAS, pursuant to Section 8.01 of the Plan, the Company, by action of the Board of Directors, has reserved the right to amend the Plan at any time; and

      WHEREAS, the Board of Directors now desires to amend the Plan, and has directed by a unanimous resolution adopted on February 20, 1998, that the appropriate officers of the Company take such steps as are necessary and appropriate to amend the Plans to conform with the intent of the resolution;

      NOW THEREFORE, the  premises  considered,

                                      Be It

      RESOLVED, that effective January 1, 1998, the terms of the Plan be amended as follows:

                                   ARTICLE II

Section 2.04 - Amended by adding after "as it may be amended" in the last sentence the following:

            ", and shall include any amounts deferred during an applicable year by the Key Executive under the Kellogg Company Executive Compensation Deferral Plan and any bonus payments foregone during an applicable year by the Key Executive under the Kellogg Company Bonus Replacement Stock Option Plan in return for stock options."

                                    And Be It

      FURTHER RESOLVED, That the proper officers of the Company be, and they are, hereby authorized and directed to notify the participants in the Plan of the change made by the foregoing Amendment.

                                        By: /s/ A. G. Langbo
                                            -----------------------------
                                                 Its Chairman and CEO

                                        Date Signed: February 17, 1999

ATTEST

      /s/ E. J. Gildea
----------------------------
      E. J. Gildea
      Asst. Secretary

      (CORPORATE  SEAL)